EXHIBIT 10.2

AMENDMENT NO. 1 TO AMENDED AND RESTATED

OMNIBUS AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED OMNIBUS AGREEMENT (the “Agreement”) is entered into on, and effective as of, September 14, 2012, among Tesoro Corporation, a Delaware corporation, on behalf of itself and the other Tesoro Entities (as defined in the Original Agreement, as defined below), Tesoro Refining and Marketing Company, a Delaware corporation (“Tesoro Refining and Marketing”), Tesoro Companies, Inc., a Delaware corporation, Tesoro Alaska Company, a Delaware company, Tesoro Logistics LP, a Delaware limited partnership (the “Partnership”), and Tesoro Logistics GP, LLC, a Delaware limited liability company (the “General Partner”). The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.”

R E C I T A L S:

The Parties executed that certain Amended and Restated Omnibus Agreement dated as of April 1, 2012 (the “Original Agreement”).

The Parties desire to amend the Original Agreement to clarify a specific provision.

In consideration of the premises and the covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1. The reference in Section 4.1(c)(vi) of the Original Agreement to “Vice President, Logistics” is hereby amended to be “Vice President, Operations.”

2. Section 3.7(a) of the Original Agreement is hereby amended to read as follows:

“3.7 Limitations Regarding Indemnification. The Tesoro Indemnifying Parties shall not, in any calendar year, be obligated to indemnify, defend and hold harmless the Partnership Group for a Covered Environmental Loss under Section 3.1(a)(ii) until such time as the aggregate amount of all Covered Environmental Losses in such calendar year exceeds the amount listed on Schedule VIII under “Annual Environmental Deductible” (the “Annual Environmental Deductible”), at which time the Tesoro Indemnifying Parties shall be obligated to indemnify the Partnership Group for the amount of Covered Environmental Losses under Section 3.1(a)(ii) that are in excess of the Annual Environmental Deductible that are incurred by the Partnership Group in such calendar year. The Tesoro Indemnifying Parties shall not, in any calendar year, be obligated to indemnify, defend and hold harmless the Partnership Group for any individual Loss under Section 3.2 until such time as the aggregate amount of all Losses under Section 3.2 that are in such calendar year exceeds the amount listed on Schedule VIII under “Annual ROW Deductible” (the “Annual ROW Deductible”), at which time the Tesoro Indemnifying Parties shall be obligated to indemnify the Partnership Group for all Losses under Section 3.2 in excess of the Annual ROW Deductible that are incurred by the Partnership Group in such calendar year.”

3. The “and” at the end of Section 4.1(c)(v) of the Original Agreement is deleted and the period at the end of Section 4.1(c)(vi) of the Original Agreement is replaced with “; and.” In addition, a new Section 4.1(c)(vii) is hereby added to the Original Agreement as follows:

“(vii) any other expenses listed on Schedule IV and identified as applicable to this clause (vii).”

4. The introductory portion of Section 5.1 of the Original Agreement is hereby amended in its entirety to read as follows:

“5.1 Reimbursement of Maintenance Capital and Other Expenditures. Tesoro Refining and Marketing will either reimburse the Partnership or reimburse the General Partner and the General Partner will reimburse the Partnership, as applicable, on a dollar-for-dollar basis, without duplication, for each of the following:”

5. Other than as set forth above, the Original Agreement shall remain in full force and effect as written.

6. This Agreement may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission or in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, the Parties have executed this Agreement on, and effective as of, the date first set forth above.

TESORO CORPORATION

By:	/s/ Gregory J. Goff
Gregory J. Goff
President

TESORO REFINING AND MARKETING COMPANY

By:	/s/ Gregory J. Goff
Gregory J. Goff
President

TESORO COMPANIES, INC.

By:	/s/ Gregory J. Goff
Gregory J. Goff
President

TESORO ALASKA COMPANY

By:	/s/ Gregory J. Goff
Gregory J. Goff
President

TESORO LOGISTICS LP

By:	Tesoro Logistics GP, LLC,
its general partner

By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

TESORO LOGISTICS GP, LLC

By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President